TAXES ON INCOME	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 8:-	TAXES ON INCOME

a.	The Company and Ltd. are separately taxed under the domestic tax laws of the state of incorporation of each entity. LabStyle US is a pass through entity for U.S. income tax purposes.

b.	Tax rates applicable to Ltd.:

On July 30, 2013, the Israeli Parliament (the Knesset) approved the second and third readings of the Economic Plan for 2013-2014 which includes, among other items, raising the Israeli corporate tax rate from 25% to 26.5%.

c.	Net operating loss carryforward:

Ltd. has accumulated net operating losses for Israeli income tax purposes as of December 31, 2014 in the amount of approximately $13,076. The net operating losses may be carried forward and offset against taxable income in the future for an indefinite period.

As of December 31, 2014, the Company had a U.S. federal net operating loss carry forward of approximately $4,086 that can be carried forward and offset against taxable income and that expires during the years 2031 to 2034. Utilization of U.S. loss carry forward may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of losses before utilization.

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2014	2013
Deferred tax assets:

Net operating loss carry forward	$5,099	$3,101
Temporary differences	927	942

Deferred tax assets before valuation allowance	6,026	4,043
Valuation allowance	(6,026)	(4,043)

Net deferred tax asset	$-	$-

The net change in the total valuation allowance for the year ended December 31, 2014 was an increase of $1,983 and is mainly relates to increase in deferred taxes on net operating loss for which a full valuation allowance was recorded. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences and tax loss carryforward are deductible. Management considers the projected taxable income and tax-planning strategies in making this assessment. In consideration of the Company's accumulated losses and the uncertainty of its ability to utilize its deferred tax assets in the future, management currently believes that it is more likely than not that the Company will not realize its deferred tax assets and accordingly recorded a valuation allowance to fully offset all the deferred tax assets.

e.	Loss before taxes on income consists of the following:

	Year ended December 31,
	2014	2013

Domestic	$3,598	$4,340
Foreign	9,279	9,591

	$12,877	$13,931

f.
The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowance in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.